SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                              FORM 8-K

                           CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

Date of Report(Date of Earliest Event Reported):December 12, 2001

                        A.P. PHARMA, INC.
          -----------------------------------------------------
         (Exact name of Registrant as specified in its charter)


      DELAWARE                 1-16109                94-2875566
----------------------------   -----------    ------------------
(State or other jurisdiction   (Commission         (IRS Employer
      of incorporation)        File Number)   Identification No.)


          123 SAGINAW DRIVE, REDWOOD CITY, CALIFORNIA 94063
         ---------------------------------------------------
         (Address of principal executive offices) (Zip code)

                         (650) 366-2626
         --------------------------------------------------
         Registrant's telephone number, including area code

                              N/A
     ------------------------------------------------------------
    (Former Name or Former Address, if Changed Since Last Report)

             INFORMATION TO BE INCLUDED IN THE REPORT
             ----------------------------------------

Item 4.  Changes in Registrant's Certifying Accountants

On December 12, 2001, A.P. Pharma, Inc. (the "Company") engaged Ernst & Young LLP as the Company's independent accountants for the year ending December 31, 2001. Before the engagement of Ernst & Young LLP, KPMG served as the Company's independent accountants for the years ended December 31, 1999 and 2000.

a.  Previous independent accountants

    i. On December 12, 2001, the Company dismissed KPMG LLP as its independent accountants.

    ii. The reports of KPMG LLP on the financial statements of the Company for each of the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

    iii. The decision to change independent accountants was recommended by the Company's Audit Committee and approved by the Company's Board of Directors.

    iv. During the Company's two most recent fiscal years, ended December 31, 2000, and the subsequent interim period through December 12, 2001, the Company has had no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused them to make reference thereto in their report on the financial statements of the Company for such years.

    v. The Company has requested that KPMG LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated December 18, 2001, is filed as Exhibit
7.1 to this Current Report on Form 8-K.

b.  New independent accountants

    On December 12, 2001, the Company engaged Ernst & Young LLP as its independent accountants for the year ending December 31, 2001. During the two most recent fiscal years and through the date of this report, the Company has not consulted with Ernst & Young LLP on items which concerned the subject matter of a disagreement or reportable event with the former auditor (as described in Item 304(a)(2) Regulation S-K).

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

   (c)
   Exhibit 7.1 Letter from KPMG LLP, independent auditors re change in certifying accountants

                           SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                A.P. PHARMA, INC.


Date: December 19, 2001              By: /S/ Michael O'Connell
      -----------------                  ----------------------
                                         Michael P. J. O'Connell,
                                         President and Chief
                                         Executive Officer


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